UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): October 15, 2025

ACNB Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2025, following approval by its Board of Directors, ACNB Bank (“Bank”), a wholly-owned subsidiary of ACNB Corporation (the “Corporation”), purchased single premium bank owned life insurance (BOLI) policies on the life of several senior Bank officers, including the Bank’s Executive Vice President/Chief Strategy Officer Brett D. Fulk. The BOLI policies were purchased under the Bank’s 2023 Executive Supplemental Life Insurance Plan (the “Plan”), which provides for a split-dollar maximum life insurance benefit amount payable to the beneficiary of the participant equal to two times the participant’s base annual salary. The Bank owns the cash values of the individual permanent life insurance policies, and is the beneficiary of the death benefits in excess of each participant’s vested death benefit amount. Subject to acceleration of vesting due to certain events, benefits under the Plan vest over a period of five (5) years, and the Plan contains other customary terms governing limitations and requirements. Subject to satisfying the Plan vesting requirements, Mr. Fulk would have $668,304 in life insurance benefits as currently provided under the Plan. This description of the Plan does not purport to be complete and is qualified by reference to the full text of the Plan, which is attached as Exhibits 99.1 and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description

99.1    ACNB Bank 2023 Executive Supplemental Life Insurance Plan dated November 1, 2023 and Participant Election Form (Incorporated by reference to Exhibit 99.3 of the Registrant's Current Report on Form 8-K filed with the Commission on November 3, 2023.)

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION (Registrant)

Dated:	October 16, 2025	/s/ Kevin J. Hayes
Kevin J. Hayes
Senior Vice President/
General Counsel, Secretary & Chief Governance Officer